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                                                                   EXHIBIT 10.43

                                                 Contract Number - 23191-001-001
                                                   Effective Date - July 1, 2002

                     Addendum 5 To Master Services Agreement

Exult, Inc. ("Service Provider") and Bank of America Corporation ("Customer") are parties to that certain Master Services Agreement dated as of November 21, 2000 (the "Agreement") as amended by the Parties. This Addendum 5 to the Agreement (Addendum 5) is entered into by Service Provider and Customer as of July 1, 2002 (Addendum 5 Effective Date).

1. The Agreement is hereby amended by this Addendum 5 to (i) add the term "Escalation Response" to the general functions included in the definition of Process in Section 1.1.70 of the Agreement, (ii) add to the Customer Services provided by Service Provider the services described in Schedule A to this Addendum 5 ("Escalation Response Services"), and (iii) set forth the Service Levels, and Fees and Charges for the Escalation Response Services.

2. Escalation Response shall constitute a Process and be considered part of the Services for all purposes under the Agreement.

3. The Schedules attached hereto are incorporated by reference into this Addendum 5 and modify the corresponding Schedule in the Agreement:

Addendum 5 Schedule A Description of Services
Addendum 5 Schedule B Service Levels
Addendum 5 Schedule C Fees and Charges
Addendum 5 Schedule G Transition Plan
Addendum 5 Schedule R Reports

The information set forth in the Addendum 5 Schedules is based upon circumstances, estimates, metrics, principles, financial data, standards and general information disclosed by either Party, collectively the "Assumptions". Each Party shall be responsible for the accuracy of any representation it made as part of the due diligence and negotiation process and on which the Assumptions are based. If during [***]* {"Adjustment Period"), the Parties
                                  ---
discover and agree that there are any deviations from the Assumptions, Service Provider and Customer shall agree upon adjustments that shall be consistent with the intent of each of Service Provider and Customer and finalize the Schedules accordingly. Further, during the Adjustment Period, the Parties shall resolve any other items as mutually agreed by the Parties.

Addendum 5                                1              Bank of America / Exult
Final
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                                                 Contract Number - 23191-001-001
                                                   Effective Date - July 1, 2002

For and in consideration of the agreements set forth herein, Service Provider and Customer hereby enter into this Addendum 5 as of the Addendum 5 Effective Date.

                                        Bank of America Corporation
                                        By: ___________________________________
                                        Name: Christina McLaughlin
                                        Title: Senior VP, Personnel Services

                                        By: ___________________________________
                                        Name: Betty W. Luther
                                        Title: VP, Supply Chain Management


                                        Exult, Inc.
                                        By: ___________________________________
                                        Name: Barbara Williams
                                        Title: Vice President, Account Executive

Addendum 5                                      2        Bank of America / Exult
Final
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Proprietary and Confidential                               Bank of America/Exult

                               SERVICES AGREEMENT

                                   SCHEDULE A

                             DESCRIPTION OF SERVICES

                               ADDENDUM 5 - FINAL



Sch. A - Addendum 5                 1             Contract Number -23191-001-001
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Proprietary and Confidential                               Bank of America/Exult

                                   SCHEDULE A

                             Description of Services

Schedule A to the Agreement is hereby amended by the addition to Section 2 thereof of the following:

2.7      Escalation Response Services

         Escalation Response Services are services to handle issues and cases that are initiated within the scope of the other Processes of Customer Services under Schedule A, but require escalation for resolution. Specifically, the Escalation Response Services will involve fielding, assigning, monitoring, and reporting on issues and cases that require escalated handling. Service Provider will have representatives available to handle escalations from [***]*
                                               ---

         Customer and Service Provider will apply the criteria upon which an issue shall be deemed to merit escalation, and the protocols and notifications to be followed for escalated issues that are documented in the Escalation Response Team Transition - Process Service Delivery Model (PSDM) dated June 14, 2002.

         Customer will maintain all escalations related to services provided by the Customer, including but not limited to escalations relating to employee relations and ERISA. Service Provider will handle escalations related to Services provided by the Service Provider either directly orthrough Third Party Contracts.

         [***]*
          ---

Sch. A - Addendum 5                     2         Contract Number -23191-001-001
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Proprietary and Confidential                              Bank of America/Exult

                               SERVICES AGREEMENT

                                   SCHEDULE B

                                 SERVICE LEVELS

                               ADDENDUM 5 - FINAL

Sch. B - Addendum 5                               Contract Number -23191-001-001
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Proprietary and Confidential                               Bank of America/Exult

                                   SCHEDULE B

                                 Service Levels

1. Reporting Service Levels Table

Schedule B to the Agreement is hereby amended by the addition to Section 3.2 of the following:

[***]*
 ---

Service Level Timing

For the [***]*, the following metrics will be monitored to ensure stability of
         ---
operations. Operations will be deemed stable and transition will be declared complete if the following levels are met:

Metric                                          Stability Target

[***]*
 ---

Sch. B - Addendum 5                    1          Contract Number -23191-001-001
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Proprietary and Confidential                               Bank of America/Exult

                               SERVICES AGREEMENT

                                   SCHEDULE C

                                FEES AND CHARGES

                               ADDENDUM 5 - FINAL

Sch. C - Addendum 5                     1         Contract Number -23191-001-001
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Proprietary and Confidential                               Bank of America/Exult

1. Fees & Invoicing

1.1 Baseline Fees

     Schedule C is hereby amended by the addition to Section 4 thereto of the following:

               Total HR and AP Labor Costs and Fixed Base Charges
[***]*
 ---


During the [***]*, the volumes of escalations will be monitored to establish a
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baseline level of activity. Following the establishment of this baseline and at least [***]*, the Parties will review actual volumes, and if the actual volumes
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are greater than this baseline [***]*, and require Service Provider to deploy
                                ---
additional resources for reasons other than [***]*, then the Parties will
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consider actions to alleviate the root cause of the increased volumes, or use
Change Control Management to agree upon an [***]* adjustment to the Charges
                                            ---
[***]*.
 ---

Customer will advise Service Provider of any planned changes to Customer's policies and programs that would reasonably be expected to cause temporary or sustained increases in the expected number of escalated issues and cases. The Parties may use Change Control Management to implement advance changes in staffing and Charges to accommodate such anticipated increases in the number of issues and cases.

Sch. C - Addendum 5                    1          Contract Number -23191-001-001
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Proprietary and Confidential                               Bank of America/Exult

                               SERVICES AGREEMENT

                                   SCHEDULE G

                               Transition Planning

                               ADDENDUM 5 - FINAL

Sch. G - Addendum 5                               Contract Number -23191-001-001
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Proprietary and Confidential                               Bank of America/Exult

                                   SCHEDULE G

                               Escalation Response

Schedule G of the Agreement is hereby amended by the addition thereto of the following, related to transition to Service Provider's provision of the Escalation Response Services:

1 The high level Transition Plan for Escalation Response Services is indicated below:

                                 Bank of America

                          Escalations Response Services
                                 Transition Plan

[***]*
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Sch. G - Addendum 5                     1         Contract Number -23191-001-001
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Proprietary and Confidential                               Bank of America/Exult

                               SERVICES AGREEMENT

                                   SCHEDULE R

                                     REPORTS

                               ADDENDUM 5 - FINAL

Sch. R - Addendum 5                               Contract Number -23191-001-001
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Proprietary and Confidential                               Bank of America/Exult

                                   SCHEDULE R

                                     Reports

Reports

Schedule R to the Agreement is hereby amended by the addition to Section 3 of the following:

--------------------------------------------------------------------------------
Report Name         Report Type      1/st/ Delivery Date   Delivery Frequency
--------------------------------------------------------------------------------
[***]*              [***]*           [***]*                [***]*
 ---                 ---              ---                   ---
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Sch. R - Addendum 5                     1         Contract Number -23191-001-001
Final
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